UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

NextPhase Wireless, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27339	88-0343832
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of Principal Executive Offices) (Zip Code)

(714) 765-0010
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant shall change its name to MetroConnect Inc. (the "Name Change") effective on January 15, 2009.  The Name Change was duly approved by the Board of Directors of the Registrant on December 9, 2008 without shareholder approval in accordance with the authority conferred by Section 78.207 of the Nevada Revised Statutes.  The Name Change was effected by filing a Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations pursuant to Section 78.209 of the Nevada Revised Statutes (the “Certificate of Amendment”) with the Nevada Secretary of State.  The Certificate of Amendment provides for an effective date of January 15, 2009.  A copy of the Certificate of Amendment is filed herewith as Exhibit 3.6 and is incorporated herein by reference.  The Registrant's name before January 15, 2009 is NextPhase Wireless, Inc.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits:

Exhibit No.	Description
3.6	Certificate of Amendment, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NextPhase Wireless, Inc.

Date: January 6, 2009	By:	/s/ Thomas Hemingway
Thomas Hemingway
President, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.6	Certificate of Amendment, filed herewith.